Exhibit 10.1

AMENDMENT TO EMPLOYMENT AGREEMENT

Amendment to Employment Agreement (this “Amendment”), by and between Hudson Highland Group, Inc. (the “Company”) and Manuel Marquez Dorsch (the “Executive”), dated May 23, 2011.

WHEREAS, the Company and the Executive desire to amend the Hudson Highland Group CEO Employment Agreement, dated March 7, 2011 (the “Agreement”), by and between the Company and the Executive.

NOW, THEREFORE, in consideration of the conditions and mutual covenants contained in this Amendment and the Agreement, the parties agree as follows:

1.           Section 6(c) of the Agreement is deleted in its entirety and replaced with the following:

The Company will reimburse the travel expenses for the Executive and the Executive’s spouse for their first trip to New York.  The Company will also provide the Executive an allowance for the Executive, his spouse and his three children to travel between New York and Madrid, Spain twice each year during the Term based on the reasonable estimate of business class airfare no more than 60 days in advance of such travel.

2.           Except as expressly set forth in this Amendment, the Agreement shall remain in full force and effect and this Amendment shall not otherwise modify or amend any of the terms, conditions, obligations or agreements contained in the Agreement.

3.           Notwithstanding principles of conflicts of law of any jurisdiction to the contrary, all terms and provisions to this Amendment are to be construed and governed by the laws of the State of New York without regard to the laws of any other jurisdiction in which the Executive resides or performs any duties.

4.           This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment.

Hudson Highland Group, Inc.

/s/ Manuel Marquez Dorsch	By:	/s/ Margaretta R. Noonan
Signature of Executive		Signature of Authorized Representative

Manuel Marquez Dorsch	Its:	Senior Human Resources Officer
Print Name		Title of Representative